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          AMENDMENT NO. 1, dated as of March 10, 1995 (this "AMENDMENT"), to the Agreement and Plan of Merger, dated as of August 27, 1994 (the "Merger Agreement"), among VIACOM INC., a Delaware corporation ("VIACOM"), PARAMOUNT COMMUNICATIONS REALTY CORPORATION, a Delaware corporation and an indirect wholly owned subsidiary of Viacom (the "SELLER"), MADISON SQUARE GARDEN CORPORATION, a Delaware corporation and a wholly owned subsidiary of the Seller ("MSG"), ITT CORPORATION, a Delaware corporation ("ITT"), RAINBOW GARDEN CORPORATION, a Delaware corporation ("RAINBOW" and together with ITT, each a "PARENT" and collectively, the "PARENTS"), and MSG HOLDINGS, L.P., a Delaware limited partnership (the "PURCHASER").

                           W I T N E S S E T H:

          WHEREAS, Viacom, the Seller, ITT, Rainbow and the Purchaser have entered into the Merger Agreement; capitalized terms not defined herein have the meanings ascribed to them in the Merger Agreement); and

          WHEREAS, Viacom, the Seller, ITT, Rainbow and the Purchaser desire to amend the Merger Agreement in certain respects and MSG desires to become a party thereto;

          NOW THEREFORE, in consideration of the premises and of the mutual agreements and understandings hereinafter set forth, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS TO MERGER AGREEMENT. The Merger Agreement is, effective as of the date hereof, hereby amended as follows:

          (a)  In the preamble, the phrase "MADISON SQUARE GARDEN
     CORPORATION, a Delaware corporation and a wholly owned subsidiary of the Seller ("MSG")," shall be inserted immediately after the phrase "(the "SELLER")," and immediately before the word "ITT".

          (b) In the first WHEREAS clause, the phrase "Madison Square Garden Corporation, a Delaware corporation ("MSG")" shall be deleted and the word "MSG" shall be inserted in its place.

          (c) In the third WHEREAS clause, the phrase "MSG," shall be inserted immediately after the phrase "of each of" and immediately before the phrase "the Seller".

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                                    2

           (d) In the fifth paragraph, which begins with the phrase "NOW, THEREFORE,", the phrase ", MSG" shall be inserted immediately after the word "Viacom" and immediately before the phrase "and the Seller".

          (e) In the definition of the word "Agreement" in Section 1.01, the phrase "MSG," shall be inserted immediately after the phrase "the Seller," and immediately before the phrase "each Parent".

          (f) In the definition of the word "MSG" in Section 1.01, the word "recitals" shall be deleted and the word "preamble" shall be inserted in its place.

          (g) In the last sentence of Section 5.05, the word ", MSG" shall be inserted immediately after the word "Viacom" and immediately before the phrase "and the Seller".

          (h) The heading and preamble to Section 8.01 shall be deleted in their entirety and the following text shall be inserted in their place:

          "SECTION 8.01. CONDITIONS TO OBLIGATIONS OF VIACOM, THE SELLER AND MSG. The obligations of Viacom, the Seller and MSG to consummate the transactions contemplated by this Agreement and to effect the Merger shall be subject to the fulfillment or waiver, at or prior to the Closing, of each of the following conditions."

          (i) The text of Section 8.02(a)(ii) shall be deleted in its entirety and the following text shall be inserted in its place:

               "(ii) the covenants contained in this Agreement to be complied with by Viacom, the Seller or MSG on or before the Closing shall have been complied with in all material respects, except where the failure to so comply would not have a Material Adverse Effect, and"

          (j) In Section 10.03(a), the phrase "MSG," shall be inserted immediately after the phrase "if to" and immediately before the phrase "the Seller or Viacom".

          (k) In Section 10.07, the phrase ", MSG, the Parents" shall be inserted immediately after the phrase "the Seller" and immediately before the phrase "and the Purchaser".

          (l) In Section 10.10, the phrase "MSG," shall be inserted immediately after the phrase "the Seller," and immediately before the phrase "the Purchaser".

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                                    3

          (m) In the last full paragraph, which begins with the phrase "IN WITNESS WHEREOF," the phrase "MSG," shall be inserted immediately after the phrase "the Seller," and immediately before the phrase "the Purchaser".

          (n)  The following text shall be added to the end of the Merger
     Agreement:

                                    "MADISON SQUARE GARDEN
                                      CORPORATION


                                    By                              "
                                       -----------------------------



          SECTION 2. EFFECT OF AMENDMENTS. Except as and to the extent expressly modified by this Amendment, the Merger Agreement shall remain in full force and effect in all respects.

          SECTION 3. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in an to be performed in that State.

          SECTION 4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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                                      4

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf as of the date first written above.

                                   VIACOM INC.


                                   By   /s/ Michael D. Fricklas
                                     -------------------------------------
                                     Name:  Michael D. Fricklas
                                     Title: Senior Vice President

                                   PARAMOUNT COMMUNICATIONS
                                    REALTY CORPORATION


                                   By   /s/ Michael D. Fricklas
                                      ------------------------------------
                                     Name:  Michael D. Fricklas
                                     Title: Senior Vice President

                                   ITT CORPORATION

                                   By   /s/  Harlan W. Murray
                                     -------------------------------------
                                     Name:   Harlan W. Murray
                                     Title:  Vice President

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                                    5

                                   RAINBOW GARDEN CORPORATION

                                   By    /s/ Marc A. Lustgarten
                                     -------------------------------------
                                     Name:   Marc A. Lustgarten
                                     Title:  Vice Chairman

                                   MSG HOLDINGS, L.P., by MSG Eden
                                    Corp., as general partner

                                   By    /s/ Harlan W. Murray
                                     -------------------------------------
                                     Name:   Harlan W. Murray
                                     Title:  Vice President

                                   MADISON SQUARE GARDEN
                                    CORPORATION

                                   By  /s/ Michael D. Fricklas
                                     -------------------------------------
                                     Name: Michael D. Fricklas
                                     Title: Senior Vice President